UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

MAXAR TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38228	83-2809420
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. 120th Avenue, Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

303-684-7660

(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	MAXR	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 19, 2023, Maxar Technologies Inc. (“Maxar” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of December 15, 2022 (as amended from time to time, the “Merger Agreement”) by and among the Company, Galileo Parent, Inc. (“Parent”), Galileo Bidco, Inc. (“Merger Sub”) and, solely for the purposes set forth therein, Galileo Topco, Inc., pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

As of the close of business on March 15, 2023, the record date for the Special Meeting, there were 75,549,337 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 57,223,364 shares of Common Stock, representing approximately 75.74% of the voting power of the issued and outstanding shares of Common Stock as of the record date, were present in person by remote communication or represented by proxy, constituting a quorum.

At the Special Meeting, the following proposals were considered:

1.	a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

2.	a proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

3.	a proposal to approve any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

The Merger Agreement Proposal and the Compensation Proposal were approved by the requisite vote of the Company’s stockholders. The Adjournment Proposal was not presented at the Special Meeting, as there were sufficient votes to adopt the Merger Agreement at the Special Meeting.

Final voting results for each such proposal are described below. For more information on each of these proposals, see the definitive proxy statement filed by Maxar with the U.S. Securities and Exchange Commission (the “SEC”) on March 16, 2023.

1.	Merger Agreement Proposal:

For	Against	Abstain
56,973,333	212,672	37,359

2.	Compensation Proposal:

For	Against	Abstain
37,795,234	18,990,940	437,190

Completion of the Merger remains subject to the satisfaction of customary closing conditions, including regulatory approvals. Based on the status of the outstanding regulatory approvals, Maxar currently anticipates that the proposed transaction will close in late April or early May of 2023, subject to satisfaction or waiver of all other closing conditions, including receipt of outstanding regulatory approvals.

Item 8.01	Other Events.

On April 19, 2023, Maxar issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Maxar Technologies Inc., dated as of April 19, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Statements concerning general economic conditions, our financial condition, including our anticipated revenues, earnings, cash flows or other aspects of our operations or operating results, and our expectations or beliefs concerning future events; and any statements using words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” or similar expressions, including the negative thereof, are forward-looking statements that involve certain factors, risks and uncertainties that could cause Maxar’s actual results to differ materially from those anticipated. Such factors, risks and uncertainties include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (2) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (3) risks related to disruption of management’s attention from Maxar’s ongoing business operations due to the proposed transaction; (4) the effect of the announcement of the proposed transaction on the ability of Maxar to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (5) the ability of Maxar to meet expectations regarding the timing and completion of the transaction; (6) the impacts resulting from the conflict in Ukraine or related geopolitical tensions; (7) the impacts of the global COVID-19 pandemic or any other pandemics, epidemics or infectious disease outbreaks; (8) Maxar’s ability to generate a sustainable order rate for the satellite and space manufacturing operations and develop new technologies to meet the needs of its customers or potential new customers; (9) the impacts of any changes to the policies, priorities, regulations, mandates and funding levels of governmental entities; (10) the impacts if Maxar’s programs fail to meet contractual requirements or its products contain defects or fail to operate in the expected manner; (11) any significant disruption in or unauthorized access to Maxar’s computer systems or those of third parties that it utilizes in its operations, including those relating to cybersecurity or arising from cyber-attacks, and security threats could result in a loss or degradation of service, unauthorized disclosure of data, or theft or tampering of intellectual property; (12) satellites are subject to construction and launch delays, launch failures, damage or destruction during launch; (13) if Maxar satellites fail to operate as intended; (14) the impacts of any loss of, or damage to, a satellite and any failure to obtain data or alternate sources of data for Maxar’s products; (15) any interruption or failure of Maxar’s infrastructure or national infrastructure; (16) Maxar’s business with various governmental entities is concentrated in a small number of primary contracts; (17) Maxar operates in highly competitive industries and in various jurisdictions across the world; (18) uncertain global macro-economic and political conditions; (19) Maxar is a party to legal proceedings, investigations and other claims or disputes, which are costly to defend and, if determined adversely to it, could require it to pay fines or damages, undertake remedial measures or prevent it from taking certain actions; (20) Maxar’s ability to attract, train and retain employees; (21) any disruptions in U.S. government operations and funding; (22) any changes in U.S. government policy regarding use of commercial data or space infrastructure providers, or material delay or cancellation of certain U.S. government programs; (23) Maxar’s business involves significant risks and uncertainties that may not be covered by insurance; (24) Maxar often relies on a single vendor or a limited number of vendors to provide certain key products or services; (25) any disruptions in the supply of key raw materials or components and any difficulties in the supplier qualification process, as well as any increases in prices of raw materials; (26) any changes in Maxar’s accounting estimates and assumptions; (27) Maxar may be required to recognize impairment charges; (28) Maxar’s business is capital intensive, and it may not be able to raise adequate capital to finance its business strategies, including funding future satellites, or to refinance or renew its debt financing arrangements, or it may be able to do so only on terms that significantly restrict its ability to operate its business; (29) Maxar’s ability to obtain additional debt or equity financing or government grants to finance operating working capital requirements and growth initiatives may be limited or difficult to obtain; (30) Maxar’s indebtedness and other contractual obligations; (31) Maxar’s current financing arrangements contain certain restrictive covenants that impact its future operating and financial flexibility; (32) Maxar’s actual operating results may differ significantly from its guidance; (33) Maxar could be adversely impacted by actions of activist stockholders; (34) the price of Maxar’s common stock has been volatile and may fluctuate substantially; (35) Maxar’s operations in the U.S. government market are subject to significant regulatory risk; (36) failure to comply with the requirements of the National Industrial Security Program Operating Manual could result in interruption, delay or suspension of Maxar’s ability to provide its products and services, and could result in loss of current and future business with the U.S. government; (37) Maxar’s business is subject to various regulatory risks; (38) any changes in tax law, in Maxar’s tax rates or in exposure to additional income tax liabilities or assessments; (39) Maxar’s ability to use its U.S. federal and state net operating loss carryforwards and certain other tax attributes may be limited; (40) Maxar’s operations are subject to governmental law and regulations relating to environmental matters, which may expose it to significant costs and liabilities; and (41) the other risks listed from time to time in Maxar’s filings with the SEC.

For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Maxar’s Annual Report on Form 10-K for the year ended December 31, 2022 and to other documents filed by Maxar with the SEC, including recent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Maxar is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2023	Maxar Technologies Inc.

	By:	/s/ James C. Lee
		Name:	James C. Lee
		Title:	Senior Vice President, General Counsel and Corporate Secretary